Vanguard Balanced Index Fund

Vanguard FTSE All-World ex-US Small-Cap Index Fund

Vanguard FTSE Social Index Fund

Vanguard Global ex-U.S. Real Estate Index Fund

Vanguard Inflation-Protected Securities Fund

Vanguard Market Neutral Fund

Vanguard Mega Cap 300 Index Funds

Vanguard REIT Index Fund

Vanguard Russell 1000 Stock Index Funds

Vanguard Russell 2000 Stock Index Funds

Vanguard Russell 3000 Stock Index Fund

Vanguard S&P 500 Value and Growth Index Funds

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Small-Cap 600 Index Funds

Vanguard Sector Bond Index Funds

Vanguard Tax-Managed Funds®

Vanguard Total World Stock Index Fund

Vanguard U.S. Stock Index Large-Capitalization Funds

Supplement to the Prospectuses for Institutional Shares

Prospectus Text Changes

The text under the heading “Account Minimums for Institutional Shares” in the Purchasing Shares section is replaced with the following:

To open and maintain an account. $5 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative

(over, please)

services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

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